Exhibit 10.2

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement

THIS PLAN AGREEMENT (this “Plan Agreement”) is effective as of January 1, 2005, between Massey Energy Company, a Delaware corporation (the “Company”), and Don L. Blankenship (the “Executive”).

Recital

A.	The Executive is a key employee of the Company or one of its Subsidiaries, and the Company desires to have the continued services and counsel of the Executive.

B.	The Company maintains the Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005) (the “Plan”), as amended from time to time, and the Executive has been selected to participate in the Plan. The Plan is a continuation of the Fluor Corporation Amended and Restated Executive’s Supplemental Benefit Plan (the “Fluor Plan”) maintained by the Company when named Fluor Corporation and subsequently the Amended and Restated Massey Executives’ Supplemental Benefit Plan previously maintained by the Company’s subsidiary A. T. Massey Coal Company, Inc. (the “Massey Plan”).

C.	The Executive desires to participate in the Plan.

D.	The Executive desires to amend and restate the Plan Agreement(s) previously executed by him under the Fluor Plan or the Massey Plan with the understanding that the benefit amounts previously provided to the Executive in connection with the Plan are not changed unless otherwise expressly provided and that the changes made are intended to comply with Section 409A of the Code (as defined in the Plan), to make Massey Energy Company the sponsor of the Plan and to revise the administration of the Plan.

Plan Agreement

NOW THEREFORE, it is mutually agreed that:

1.	Definitions. Unless otherwise provided in this Plan Agreement, the capitalized terms in this Plan Agreement shall have the same meaning as under the Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005) (the “Plan”).

(a)	“Endorsee” shall mean the Executive.

(b)	“Insurer” shall mean	Pacific Mutual Life Insurance Company.	.

(c)	“Owner” shall mean A. T. Massey Coal Company, Inc. or the Trust, as the case may be. The Executive agrees that the Owner may be changed to the Company without his or her consent.

(d)	“Policy” shall mean the following policy or policies on the life of the Executive that are issued by the Insurer:

No.	0122499260	Pacific Mutual Life Insurance Company

No.	1A22750710	Pacific Mutual Life Insurance Company

No.	1A23182000	Pacific Mutual Life Insurance Company

No.	1A23467200	Pacific Mutual Life Insurance Company

1

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement

2.	Executive’s Benefits.

(a)	The Executive shall receive no more than one Benefit under the Plan. The Executive’s Pre-Retirement Death Benefit is as defined in Schedules A-1, A-2, A-3 and A-4 of Section 2 of this Plan Agreement. The Executive’s options as to the Form of Retirement Benefit are as set forth in Schedule B hereto. In Schedule B, the age column represents the age at which the Executive experiences death, Normal Retirement, Approved Early Retirement, or such other event which causes him or her to receive a benefit under the Plan (other than the economic benefit described in Section 2(c) of the Plan).

(b)	All premiums due on the Policy shall be paid by the Company. Prior to the Executive’s termination of employment, he or she shall have no obligation to pay any portion of the premiums due on the Policy or to reimburse the Company for any amount which is required to be included in the Executive’s income for Federal income tax purposes by reason of the “economic benefit” of the Policy provided by the Company to the Executive. However, unless waived by the Company in writing, if the Executive elects and has the Post-Retirement Death Benefit provided for in Section 6(c)(i) of the Plan in effect after his termination of employment, the Executive agrees to reimburse the Company by January 31 following the date of each premium payment prior to the Endorsement Termination Date in an amount such that for Federal income tax purposes the reimbursement for each year is equal to the amount which would, in the absence of this agreement, be required to be included in Executive’s income for Federal income tax purposes by reason of the “economic benefit” of the Policy provided by the Company to the Executive. If the Executive fails to so reimburse the Company within sixty (60) days of being advised in writing of the amount due (or by the January 31 due date, if later), the Company may terminate this Plan Agreement without further liability. The Company may agree in writing to waive the reimbursement requirement at any time.

(c)	If the Executive remained employed by the Company until April 30, 2005, he or she shall thereupon have a right to an Approved Early Retirement at any time and the consent of the Administrative Committee thereto shall not be required, and the Company shall not adversely amend, modify or terminate the Plan as to the Executive without his written consent.

(d)	Notwithstanding the regular provisions of the Plan requiring spousal consent to the designation of a Beneficiary, spousal consent to the naming of the Executive’s Beneficiary(ies) is not required.

(e)	Notwithstanding the regular provisions of the Plan regarding the Endorsement Termination Date, if the Executive elects and has the Post-Retirement Death Benefit provided for in Section 6(c)(i) of the Plan in effect after his termination of employment, the Endorsement Termination Date shall automatically occur upon the first to occur of any of the following:

(i)	Termination of Executive’s employment by the Company other than (A) by reason of death, (B) by reason of a disability that the Administrative Committee under the Plan determines is a Disability as that term is defined in the Plan or (C) pursuant to an Approved Early Retirement as that term is defined in the Plan;

(ii)	The second anniversary of a termination of Executive’s employment by the Company by reason of a disability that the Administrative Committee under the Plan determines is a Disability as that term is defined in the Plan, unless the Executive is granted an Approved Early Retirement under the Plan;

2

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement

(iii)	The Executive both (A) is granted an Approved Early Retirement under the Plan and (B) attains age 65.

(iv)	The Company elects to terminate this agreement, provided, however, that no such election shall constitute an Endorsement Termination Date if as of the date of such election the Executive both (A) has previously been granted an Approved Early Retirement under the Plan and (B) has not yet attained age 65.

3.	Benefit Election. The Executive elects the Benefit listed below next to which he or she has subscribed his or her initials. If no option is initialed, or if the Executive elects to defer his or her election of a Form of Retirement Benefit but thereafter fails to make a timely election, then the Executive’s Form of Retirement Benefit shall be the Post-Retirement Death Benefit provided for in Section 6(c)(i) of the Plan.

a.	The Post-Retirement Death Benefit described in Section 6(c)(i) of the Plan, as modified herein. If the Executive elects or is deemed to elect the Post-Retirement Death Benefit, following modifications to the regular provisions of the Plan shall apply: (1) notwithstanding the regular Post-Retirement Death Benefit payment provisions and procedures provided in the Plan, if the Executive dies after he or she Retires and before the Endorsement Termination Date when his or her Post-Retirement Death Benefit is due under the Plan, the following steps shall occur promptly following the Executive’s death: (A) the Company and the Executive’s Beneficiary shall take all steps necessary to collect the gross proceeds under the Policy; (B) the Insurer shall pay the Executive’s Post-Retirement Death Benefit to his or her Beneficiary as specified in Schedule C; and (C) the Insurer shall pay to the Company the amount, if any, by which the gross proceeds under the Policy exceed the Post-Retirement Death Benefit; and (2) the Executive acknowledges that, under current law, he or she shall have taxable income equal to the value of the “economic benefit” derived by the Executive from the Policy’s insurance protection, as determined for Federal income tax purposes, after his or her Retirement and until the Endorsement Termination Date.

b.	The Lump Sum Benefit described in Section 6(c)(ii) of the Plan.

c.	The Salary Continuation Benefit described in Section 6(c)(iii) of the Plan.

d.	If consented to by the Administrative Committee, the Joint and Survivor Insurance Benefit described in
Section 6(d) of the Plan. NOTICE - IF MADE, THIS ELECTION IS IRREVOCABLE. THIS OPTION IS NOT CURRENTLY AVAILABLE.

The Executive may revise his or her election only as provided in the Plan.

4.	Integrated Agreement: Parties Bound. The Plan, a copy of which has been delivered to the Executive, is hereby incorporated into and made a part of this Plan Agreement as though set forth in full in this Plan Agreement. The parties to this Plan Agreement agree to and shall be bound by, and have the benefit of, each and every provision of the Plan as set forth in the Plan. This Plan Agreement and the Plan, collectively, shall be considered one complete contract between the parties.

3

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement

5.	Acknowledgment. The Executive hereby acknowledges that he or she has read and understands this Plan Agreement and the Plan.

6.	Conditions to Participation. As a condition to participation in the Plan, the Executive must complete, sign, date, and return to the Administrative Committee an original copy of this Plan Agreement and a Beneficiary Designation Form.

7.	Successors and Assigns. This Plan Agreement shall inure to the benefit of, and be binding upon, the Company, its successors and assigns, and the Executive.

8.	Governing Law. This Plan Agreement shall be governed by and construed under the laws of the State of Delaware, as in effect at the time of the execution of this Plan Agreement.

IN WITNESS WHEREOF, the Executive has signed and the Company has accepted this Plan Agreement as of the date first written above.

EXECUTIVE

December 29, 2005	/s/ Don L. Blankenship
Date	Signature of Executive

Don L. Blankenship
Type or Print Name

AGREED AND ACCEPTED BY THE COMPANY:

MASSEY ENERGY COMPANY

	By:	/s/ Bobby R. Inman
	Its:	Chair, Compensation Committee
of the Board of Directors

4

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement - Schedule A-1

ENDORSEMENT

Owner:	A. T. Massey Coal Company, Inc.		(named Subsidiary),
And its successors and assigns

Endorsee:	Don L. Blankenship		(Executive),
And his/her successors and assigns

Insurer:	Pacific Mutual Life Insurance Company

Policy No:	0122499260	_________________________

Insured:	Don L. Blankenship

In consideration of the Plan Agreement (the “Agreement”) entered into between the Massey Energy Company (the “Company”) and Endorsee, Owner and Endorsee agree as follows:

The above numbered Policy is subject to the Endorsement as specified in the Plan and the Plan Agreement, subject to all terms and conditions of the Policy and to all liens, if any, which the Insurer may have against the Policy.

PURPOSE

This Endorsement grants the Endorsee a right to name the Beneficiary of the Executive’s Pre-Retirement Death Benefit and Post-Retirement Death Benefit under the above Policy until the Endorsement Termination Date, in an amount specified below and does not give the Endorsee any other rights.

This Endorsement shall cease to be effective or operative upon the Endorsement Termination Date which shall occur upon the first to occur of any of the following if the Executive elects and has the Post-Retirement Death Benefit provided for in Section 6(c)(i) of the Plan in effect after his termination of employment or otherwise which shall occur on the date of the Executive’s termination of employment:

A.	Termination of Executive’s employment by the Company other than (i) by reason of death, (ii) by reason of a disability that the Administrative Committee under the Massey Executives’ Supplemental Benefit Plan (the “Plan”) determines is a Disability as that term is defined in the Plan or (iii) pursuant to an Approved Early Retirement as that term is defined in the Plan;

B.	The second anniversary of a termination of Executive’s employment by the Company by reason of a disability that the Administrative Committee under the Plan determines is a Disability as that term is defined in the Plan, unless the Executive is granted an Approved Early Retirement under the Plan;

C.	The Executive both (i) is granted an Approved Early Retirement under the Plan and (ii) attains age 65; or

D.	The Company elects to terminate this agreement, provided, however, that no such election shall constitute an Endorsement Termination Date if as of the date of such election the Executive both (i) has previously been granted an Approved Early Retirement under the Plan and (ii) has not yet attained age 65.

Schedule A-1

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement - Schedule A-1

BENEFICIARIES

A.	The Endorsee’s designated Beneficiary shall be the primary Beneficiary of the Executive’s Pre-Retirement Death Benefit and Post-Retirement Death Benefit under this Schedule A-1, which amount is the amount of the Policy’s net death proceeds equal to $500,000 or the Policy’s entire net death proceeds, if less.

B.	Any remaining net death proceeds under the Policy shall be paid to the Owner.

AGREEMENT

The undersigned hereby agree that the Insurer may rely on the Owner’s written statement of the amount due to be paid to the Beneficiaries upon death of the Insured. Upon payment of the death proceeds based on such a statement, the Insurer shall be fully released under the Policy and the respective Beneficiaries shall indemnify the Insurer to that effect. This Endorsement shall be binding upon the parties and their successors, heirs, assigns, devisees, personal representatives and other legal representatives. Insurer will not be liable for any action it takes before this Endorsement is received and acknowledged at the Insurer’s home office. In the event of any conflict between this Endorsement and the terms in the Plan or Plan Agreement, this Endorsement shall prevail.

If signing for an entity, the undersigned represents that he or she has authority to bind the entity.

Don L. Blankenship	A. T. Massey Coal Company, Inc.
ENDORSEE (Print Name of Executive)	OWNER (Print name of Company)

SIGNATURE OF ENDORSEE	AUTHORIZED SIGNATURE OF COMPANY
(and if an entity print title of authorized signor)

ADDRESS	ADDRESS

ACKNOWLEDGED AND ACCEPTED

Date:

Filed at the Home Office of the Insurer this      day of                 , 200  . The Insurer assumes no responsibility for the validity of the contents of this document.

Schedule A-1

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement - Schedule A-2

ENDORSEMENT

Owner:	A. T. Massey Coal Company, Inc.		(named Subsidiary),
And its successors and assigns

Endorsee:	Don L. Blankenship		(Executive),
And his/her successors and assigns

Insurer:	Pacific Mutual Life Insurance Company

Policy No:	1A22750710	_________________________

Insured:	Don L. Blankenship

In consideration of the Plan Agreement (the “Agreement”) entered into between the Massey Energy Company (the “Company”) and Endorsee, Owner and Endorsee agree as follows:

The above numbered Policy is subject to the Endorsement as specified in the Plan and the Plan Agreement, subject to all terms and conditions of the Policy and to all liens, if any, which the Insurer may have against the Policy.

PURPOSE

This Endorsement grants the Endorsee a right to name the Beneficiary of the Executive’s Pre-Retirement Death Benefit and Post-Retirement Death Benefit under the above Policy until the Endorsement Termination Date, in an amount specified below and does not give the Endorsee any other rights.

This Endorsement shall cease to be effective or operative upon the Endorsement Termination Date which shall occur upon the first to occur of any of the following if the Executive elects and has the Post-Retirement Death Benefit provided for in Section 6(c)(i) of the Plan in effect after his termination of employment or otherwise which shall occur on the date of the Executive’s termination of employment:

A.	Termination of Executive’s employment by the Company other than (i) by reason of death, (ii) by reason of a disability that the Administrative Committee under the Massey Executives’ Supplemental Benefit Plan (the “Plan”) determines is a Disability as that term is defined in the Plan or (iii) pursuant to an Approved Early Retirement as that term is defined in the Plan;

B.	The second anniversary of a termination of Executive’s employment by the Company by reason of a disability that the Administrative Committee under the Plan determines is a Disability as that term is defined in the Plan, unless the Executive is granted an Approved Early Retirement under the Plan;

C.	The Executive both (i) is granted an Approved Early Retirement under the Plan and (ii) attains age 65; or

D.	The Company elects to terminate this agreement, provided, however, that no such election shall constitute an Endorsement Termination Date if as of the date of such election the Executive both (i) has previously been granted an Approved Early Retirement under the Plan and (ii) has not yet attained age 65.

Schedule A-2

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement - Schedule A-2

BENEFICIARIES

A.	The Endorsee’s designated Beneficiary shall be the primary Beneficiary of the Executive’s Pre-Retirement Death Benefit and Post-Retirement Death Benefit under this Schedule A-1, which amount is the amount of the Policy’s net death proceeds equal to $1,500,000 or the Policy’s entire net death proceeds, if less.

B.	Any remaining net death proceeds under the Policy shall be paid to the Owner.

AGREEMENT

The undersigned hereby agree that the Insurer may rely on the Owner’s written statement of the amount due to be paid to the Beneficiaries upon death of the Insured. Upon payment of the death proceeds based on such a statement, the Insurer shall be fully released under the Policy and the respective Beneficiaries shall indemnify the Insurer to that effect. This Endorsement shall be binding upon the parties and their successors, heirs, assigns, devisees, personal representatives and other legal representatives. Insurer will not be liable for any action it takes before this Endorsement is received and acknowledged at the Insurer’s home office. In the event of any conflict between this Endorsement and the terms in the Plan or Plan Agreement, this Endorsement shall prevail.

If signing for an entity, the undersigned represents that he or she has authority to bind the entity.

Don L. Blankenship	A. T. Massey Coal Company, Inc.
ENDORSEE (Print Name of Executive)	OWNER (Print name of Company)

SIGNATURE OF ENDORSEE	AUTHORIZED SIGNATURE OF COMPANY (and if an entity print title of authorized signor)

ADDRESS	ADDRESS

Filed at the Home Office of the Insurer this      day of                 , 200  . The Insurer assumes no responsibility for the validity of the contents of this document.

By:

Schedule A-2

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement - Schedule A-3

ENDORSEMENT

Owner:	A. T. Massey Coal Company, Inc.		(named Subsidiary),
And its successors and assigns

Endorsee:	Don L. Blankenship		(Executive),
And his/her successors and assigns

Insurer:	Pacific Mutual Life Insurance Company

Policy No:	1A23182000	_________________________

Insured:	Don L. Blankenship

In consideration of the Plan Agreement (the “Agreement”) entered into between the Massey Energy Company (the “Company”) and Endorsee, Owner and Endorsee agree as follows:

The above numbered Policy is subject to the Endorsement as specified in the Plan and the Plan Agreement, subject to all terms and conditions of the Policy and to all liens, if any, which the Insurer may have against the Policy.

PURPOSE

This Endorsement grants the Endorsee a right to name the Beneficiary of the Executive’s Pre-Retirement Death Benefit and Post-Retirement Death Benefit under the above Policy until the Endorsement Termination Date, in an amount specified below and does not give the Endorsee any other rights.

This Endorsement shall cease to be effective or operative upon the Endorsement Termination Date which shall occur upon the first to occur of any of the following if the Executive elects and has the Post-Retirement Death Benefit provided for in Section 6(c)(i) of the Plan in effect after his termination of employment or otherwise which shall occur on the date of the Executive’s termination of employment:

A.	Termination of Executive’s employment by the Company other than (i) by reason of death, (ii) by reason of a disability that the Administrative Committee under the Massey Executives’ Supplemental Benefit Plan (the “Plan”) determines is a Disability as that term is defined in the Plan or (iii) pursuant to an Approved Early Retirement as that term is defined in the Plan;

B.	The second anniversary of a termination of Executive’s employment by the Company by reason of a disability that the Administrative Committee under the Plan determines is a Disability as that term is defined in the Plan, unless the Executive is granted an Approved Early Retirement under the Plan;

C.	The Executive both (i) is granted an Approved Early Retirement under the Plan and (ii) attains age 65; or

D.	The Company elects to terminate this agreement, provided, however, that no such election shall constitute an Endorsement Termination Date if as of the date of such election the Executive both (i) has previously been granted an Approved Early Retirement under the Plan and (ii) has not yet attained age 65.

Schedule A-3

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement - Schedule A-3

BENEFICIARIES

A.	The Endorsee’s designated Beneficiary shall be the primary Beneficiary of the Executive’s Pre-Retirement Death Benefit and Post-Retirement Death Benefit under this Schedule A-1, which amount is the amount of the Policy’s net death proceeds equal to $500,000 or the Policy’s entire net death proceeds, if less.

B.	Any remaining net death proceeds under the Policy shall be paid to the Owner.

AGREEMENT

The undersigned hereby agree that the Insurer may rely on the Owner’s written statement of the amount due to be paid to the Beneficiaries upon death of the Insured. Upon payment of the death proceeds based on such a statement, the Insurer shall be fully released under the Policy and the respective Beneficiaries shall indemnify the Insurer to that effect. This Endorsement shall be binding upon the parties and their successors, heirs, assigns, devisees, personal representatives and other legal representatives. Insurer will not be liable for any action it takes before this Endorsement is received and acknowledged at the Insurer’s home office. In the event of any conflict between this Endorsement and the terms in the Plan or Plan Agreement, this Endorsement shall prevail.

If signing for an entity, the undersigned represents that he or she has authority to bind the entity.

Don L. Blankenship	A. T. Massey Coal Company, Inc.
ENDORSEE (Print Name of Executive)	OWNER (Print name of Company)

SIGNATURE OF ENDORSEE	AUTHORIZED SIGNATURE OF COMPANY
(and if an entity print title of authorized signor)

ADDRESS	ADDRESS

ACKNOWLEDGED AND ACCEPTED

Date:

Filed at the Home Office of the Insurer this      day of                     , 200  . The Insurer assumes no responsibility for the validity of the contents of this document.

Schedule A-3

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement - Schedule A-4

ENDORSEMENT

Owner:	A. T. Massey Coal Company, Inc.		(named Subsidiary),
And its successors and assigns

Endorsee:	Don L. Blankenship		(Executive),
And his/her successors and assigns

Insurer:	Pacific Mutual Life Insurance Company

Policy No:	1A23467200	_________________________

Insured:	Don L. Blankenship

In consideration of the Plan Agreement (the “Agreement”) entered into between the Massey Energy Company (the “Company”) and Endorsee, Owner and Endorsee agree as follows:

The above numbered Policy is subject to the Endorsement as specified in the Plan and the Plan Agreement, subject to all terms and conditions of the Policy and to all liens, if any, which the Insurer may have against the Policy.

PURPOSE

This Endorsement grants the Endorsee a right to name the Beneficiary of the Executive’s Pre-Retirement Death Benefit and Post-Retirement Death Benefit under the above Policy until the Endorsement Termination Date, in an amount specified below and does not give the Endorsee any other rights.

This Endorsement shall cease to be effective or operative upon the Endorsement Termination Date which shall occur upon the first to occur of any of the following if the Executive elects and has the Post-Retirement Death Benefit provided for in Section 6(c)(i) of the Plan in effect after his termination of employment or otherwise which shall occur on the date of the Executive’s termination of employment:

A.	Termination of Executive’s employment by the Company other than (i) by reason of death, (ii) by reason of a disability that the Administrative Committee under the Massey Executives’ Supplemental Benefit Plan (the “Plan”) determines is a Disability as that term is defined in the Plan or (iii) pursuant to an Approved Early Retirement as that term is defined in the Plan;

B.	The second anniversary of a termination of Executive’s employment by the Company by reason of a disability that the Administrative Committee under the Plan determines is a Disability as that term is defined in the Plan, unless the Executive is granted an Approved Early Retirement under the Plan;

C.	The Executive both (i) is granted an Approved Early Retirement under the Plan and (ii) attains age 65; or

D.	The Company elects to terminate this agreement, provided, however, that no such election shall constitute an Endorsement Termination Date if as of the date of such election the Executive both (i) has previously been granted an Approved Early Retirement under the Plan and (ii) has not yet attained age 65.

Schedule A-4

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement - Schedule A-4

BENEFICIARIES

A.	The Endorsee’s designated Beneficiary shall be the primary Beneficiary of the Executive’s Pre-Retirement Death Benefit and Post-Retirement Death Benefit under this Schedule A-1, which amount is the amount of the Policy’s net death proceeds equal to $1,500,000 or the Policy’s entire net death proceeds, if less.

B.	Any remaining net death proceeds under the Policy shall be paid to the Owner.

AGREEMENT

The undersigned hereby agree that the Insurer may rely on the Owner’s written statement of the amount due to be paid to the Beneficiaries upon death of the Insured. Upon payment of the death proceeds based on such a statement, the Insurer shall be fully released under the Policy and the respective Beneficiaries shall indemnify the Insurer to that effect. This Endorsement shall be binding upon the parties and their successors, heirs, assigns, devisees, personal representatives and other legal representatives. Insurer will not be liable for any action it takes before this Endorsement is received and acknowledged at the Insurer’s home office. In the event of any conflict between this Endorsement and the terms in the Plan or Plan Agreement, this Endorsement shall prevail.

If signing for an entity, the undersigned represents that he or she has authority to bind the entity.

Don L. Blankenship	A. T. Massey Coal Company, Inc.
ENDORSEE (Print Name of Executive)	OWNER (Print name of Company)

SIGNATURE OF ENDORSEE	AUTHORIZED SIGNATURE OF COMPANY
(and if an entity print title of authorized signor)

ADDRESS	ADDRESS

Filed at the Home Office of the Insurer this      day of                     , 200  . The Insurer assumes no responsibility for the validity of the contents of this document.

By:

Schedule A-4

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Option as to Form of Retirement Benefit - Schedule B

The calculation of the Executive’s Lump Sum Benefit and Salary Continuation Benefits is changed from that set out in the Plan to the following:

A.	Lump Sum Benefit Option. The “Lump Sum Benefit”, with respect to the Executive at a particular age, shall have the following meanings:

(i)	For a Normal Retirement, a lump sum cash benefit in an amount equal to the result of multiplying (A) the present value (actuarially computed as of the date of Normal Retirement at a discount rate of 15% per annum, compounded annually) of the Post-Retirement Death Benefit that would be payable if elected as of the Executive’s actuarially projected date of death, by (B) two.

(ii)	For an Approved early Retirement, a lump sum cash benefit in an amount equal to the result of multiplying (A) the present value (actuarially computed as of the date of the Executive’s termination of employment at a discount rate of 15% per annum, compounded annually) of the Post-Retirement Death Benefit that would be payable if elected as of the Executive’s actuarially projected date of death, by (B) two.

B.	Salary Continuation Benefit Option. The “Salary Continuation Benefit”, with respect to the Executive at a particular age, shall have the following meanings:

(i)	For a Normal Retirement, an amount per month for a period of 120 months which has present value (actuarially computed as of the date of Normal Retirement at a discount rate of 15% per annum, compounded annually) of the Lump Sum Benefit that would be payable if elected at the Executive’s Normal Retirement.

(ii)	For an Approved early Retirement, an amount per month for a period of 120 months which has present value (actuarially computed as of the date of the Executive’s termination of employment at a discount rate of 15% per annum, compounded annually) of the Lump Sum Benefit that would be payable if elected at the Executive’s termination of employment.

[The rest of this page is intentionally blank.]

Schedule B

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Option as to Form of Retirement Benefit - Schedule B

The following summarizes the anticipated amounts payable under the available Forms of Retirement Benefit under the Plan. In this Schedule B, the age column represents the Executive’s age at the event which causes him or her to receive a Retirement Benefit under the Plan.

Age	Post-Retirement Death Benefit *	Lump Sum Benefit	Salary Continuation Benefit (120 Monthly Payments)
65	$4,000,000	$1,130,629	$18,241.00
64	4,000,000	983,156	15,861.74
63	4,000,000	983,156	15,861.74
62	4,000,000	854,918	13,792.82
61	4,000,000	743,407	11,993.75
60	4,000,000	646,441	10,429.35
59	4,000,000	562,123	9,069.01
58	4,000,000	562,123	9,069.01
57	4,000,000	488,802	7,886.08
56	4,000,000	425,045	6,857.46
55	4,000,000	369,605	5,963.02

*	Prior to the Endorsement Termination Date, the Post-Retirement Death Benefit is a lump sum benefit payable by the Insurer to the Executive’s named Beneficiary(ies) as described in the Plan as the same may be modified in the Executive’s Plan Agreement. On or after the Endorsement Termination Date, the Post-Retirement Death Benefit is a lump sum taxable benefit payable by the Company to the Executive’s named Beneficiary as described in the Plan.

Schedule B

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Beneficiary Designation and Spousal Consent Form - Schedule C

[not provided]

Schedule C